SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
Emerging Markets Equity Fund
International Fixed Income Fund
Emerging Markets Debt Fund
(the "Funds")

Supplement dated April 5, 2024
to the Class Y Shares Prospectus (the "Prospectus") dated January 31, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Class Y shares of the Funds.

Under the section titled "Purchasing, Exchanging and Selling Fund Shares," the text in the first bullet point is hereby deleted in its entirety and is replaced with the following:

•  independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y Shares, are determined to be eligible to purchase Class Y Shares based on the criteria maintained by the SEI Funds (or their delegate) and made available to independent investment advisers through the SEI Wealth PlatformSM communication site. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI. In the event that an independent investment adviser that was authorized to purchase Class Y Shares for its clients subsequently fails to meet eligibility requirements for whatever reason, which may include a situation where a group of related individuals that previously operated as a distinct customer of SEI cease to do so, the SEI Funds (or their delegate) may in their discretion waive the eligibility requirements;

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1498 (4/24)